153PSTKo

                             PROSPECTUS SUPPLEMENT
                             DATED OCTOBER 1, 1996
            FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND
                        Franklin New York Tax-Free Trust
                Dated May 1, 1996, as amended September 1, 1996

Effective October 1, 1996, the Board on behalf of the Fund, approved a new investment management agreement with Franklin Investment Advisory Services, Inc. ("Investment Advisory"), with offices located at 16 South Main Street, Suite 303, Norwalk, Connecticut 06854.

In approving the new agreement, the Board considered that Investment Advisory, a registered investment advisor, is also a wholly-owned subsidiary of Franklin Resources, Inc., the parent company of Franklin Advisers, Inc. the previous investment manager of the Fund, and will employ the same individuals to be responsible for the day-to-day portfolio management of the Fund as the previous manager and that the terms and conditions of the management services to the Fund will remain substantially the same.